Exhibit 99.1

INVESTOR PRESENTATION October 2018

SAFE HARBOR STATEMENT Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements, which are based on management’s current expectations, estimates and projections and are not guarantees of future performance. Forward looking statements include statements regarding the Company’s real estate, merchandise, marketing and distribution strategies, projected economics for relocated stores, outlook for sales and gross margin, anticipated capital investments and liquidity. Reference is hereby made to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, “Cautionary Statement Regarding Forward-Looking Statements” and “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, for examples of risks, uncertainties and events that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements. These risks, uncertainties and events include, but are not limited to, the following: our ability to successfully implement our long-term business strategy; changes in economic and political conditions which may adversely affect consumer spending; our failure to identify and respond to changes in consumer trends and preferences; our ability to continuously attract buying opportunities for off-price merchandise and anticipate consumer demand; our ability to successfully manage our inventory balances profitably; our ability to effectively manage our supply chain operations; loss of, disruption in operations, or increased costs in the operation of our distribution center facilities; loss or departure of one or more members of our senior management or other key management employees; increased or new competition; our ability to successfully execute our strategy of opening new stores and relocating and expanding existing stores; increases in fuel prices and changes in transportation industry regulations or conditions; our ability to generate strong cash flows from operations and to continue to access credit markets; increases in the cost or a disruption in the flow of our imported products; the success of our marketing, advertising and promotional efforts; our ability to attract, train and retain quality employees in appropriate numbers, including key employees and management; seasonal and quarterly fluctuations; our ability to maintain and protect our information technology systems and technologies and related improvements to support our growth; our ability to protect the security of information about our business and our customers, suppliers, business partners and employees; our ability to comply with existing, changing, and new government regulations; our ability to manage litigation risks from our customers, employees and other third parties; our ability to manage risks associated with product liability claims and product recalls; the impact of adverse local conditions, weather, natural disasters and other events; and our ability to manage the negative effects of inventory shrinkage. The Company’s filings with the SEC are available at the SEC’s web site at www.sec.gov. The forward-looking statements made in this presentation relate only to events as of the date on which the statements were made. Except as may be required by law, the Company disclaims obligations to update its forward-looking statements to reflect events and circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events. Investors are cautioned not to place undue reliance on any forward-looking statements.

44 YEARS Of Being Passionate About the Deal

1974: Founded in Dallas, Texas Pop-Up shop format Four 6-week sales a year 1984: Went public with 57 stores Open year-round, 7 days a week 1997: Went private with 315 stores 1999: Went public with 354 stores 1970-1990’s Founding & Early Years

Rapid Expansion Added 500+ stores Growth strategy focused on low cost real estate Expanded non-core merchandise categories Underinvested in IT/Supply Chain 2000’s Rapid Growth Years

Focused on Profitable Growth Over 700 store locations across the US Off-price retailer specializing in name-brand, high quality products for the home including luxury textiles, furnishings, housewares and seasonal decor - all at compelling price points Deal-driven merchandise assortment, opportunistically sourced from multiple channels including closeouts, contracted surplus production capacity and direct production Today - Positioned for Success

Sales History ($ Millions) $1,200 $1,000 $800 $600 $400 $200 $0 $828 $821 $813 $838 $865 $ 906 $956 $967 $1,006 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Financial Overview

700+ Strategic Nationwide Locations MA (2) Ml (9) MT (0) Rl (0) CT WY (0) (0) (4) DE (3) MD (15) AZ (21) NM (7) " TX (108) *a s of 6/30/18 Today - Positioned for Success 8 ND MO (18) (1) MN (9) SD (1) NE KS (8) OK (12)

Well-Positioned in a Fragmented Home Furnishings Sector


Premium Quality
Mass Quality
Face Value
Great Deals
ANTHROPOLOGIE
west elm
Crate&Barrel
RH
POTTERY BARN
wayfair
PETCO
amazon
Pier 1 imports
KIRKLAND'S
WORLD MARKET
TARGET
IKEA
at home
COSTCO
macy's
HomeGoods
Tuesday Morning
overstock.com
BED BATH & BEYOND
ROSS
KOHL'S
Stein Mart
Burlington
HOBBY LOBBY
Michaels
JO-ANN
Ollie's Bargain Outlet
BIG LOTS!

Today - Positioned for Success

9

Highly Experienced Management Team

	Steve Becker	Stacie Shirley	Phillip Hixon	Belinda Byrd	Trent Taylor	Catherine Davis	Douglas Sullivan	Bridgett Zeterberg
Position:	CEO	EVP, CFO & Treasurer	EVP, Store Operations	SVP, GMM	CIO & EVP, Supply Chain and Inventory Management	SVP, Marketing	SVP, Real Estate	SVP, HR, General Counsel & Corporate Secretary
Retail Experience:	8+ Years	25+ Years	40+ Years	20+ Years	28+ Years	28+ Years	35+ Years	7+ Years
TM Experience:	6+ Years	2+ Years	4+ Years	3+ Years	2+ Years	1+ Year	4+ Years	2+ Years
Prior Retail:	Hot Topic Plato Learning Emcore	Neiman Marcus CompUSA	Michael's Petco Merchco	Sears HSN Shopko	HHGregg Walgreens	Neiman Marcus The Container Store	Michael's Family Dollar	Total Wine Zales Accor Hotels

Today- Positioned for Success

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OUR PRODUCTS

Merchandise Assortment focused on core home categories Home Dècor Textiles Seasonal Housewares/Food Other *FY18. Other includes Toys, Crafts, Children’s, Accessories, Gift Wrap, Party, Bath & Body, Pets, Luggage, Stationery, and Books. Products - Latest trends, Best Prices

Memory Foam Pet Bed: Wayfair Price: $64.99, TUESDAY MORNING PRICE: $39.99 Occasional Tables: At Home Price: $59.99 World Market Price: $89.99 TUESDAY MORNING PRICE: $19.99-$29.99 Typhoo English Tea: World Market Price: $6.99 Wegmans Price: $7.99 TUESDAY MORNING PRICE: $3.99 American Crafts Punch Set: Michael’s Price: $49.99 TUESDAY MORNING PRICE: $14.99 Note: Prices as quoted online as of March 6, 2018 for the same, similar or comparable items. Compelling Values

Wood Lantern Set: Sears Price: $126.64 Wayfair Price: $101.99 TUESDAY MORNING PRICE: $46.99 Air Fryer: Best Buy Price: $119.99 Walmart Price: $79.99 TUESDAY MORNING PRICE: $49.99 Living Room Seating: ZGallerie Price: $699.99 Bassett Price: $1,389 TUESDAY MORNING PRICE: $329.994399.99 Feather-Trimmed Pillow: Amazon Price: $58.47 Bed Bath & Beyond Price: $44.99 Kirkland’s Price: $39.99 TUESDAY MORNING PRICE: $19.99 Note: Prices as quoted online as of March 6, 2018 for the same, similar or comparable items. Compelling Values

OUR CUSTOMERS

Our Customers Know A Great Deal When They See One

Our Core customers are Shopping Aficionados[1]:

Self-professed deal hunters who bask in the satisfaction of nabbing a perfect find at a great price

- Think shopping is a great way to relax
- Believe their home is an expression of their personal style
- Enjoy wandering stores looking for new, interesting products
- Routinely visit multiple retailers

Demographic profile[2]:

Age	52% 50-69 37% 35-49
Household Income	Average $77k
Marital Status	64% Married 35% Single
Children 0-18	34% in household
Education	51% Bachelor's + 36% Some college
Employment	36% Full time 27% Retired

[1]GfK MRI, Doublebase 2016, Women aged 50-69 who agree with statements and shop category
[2]Tuesday Morning Attitude and Usage Study- Cooper Roberts Research, December 2015

Our Customers - Our Focus

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OFFERING Great DEALS HAS ALWAYS BEEN A BIG DEAL TO US. 2018 STRATEGIC INITIATIVES

2018 STRATEGIC INITIATIVES REAL ESTATE SUPPLY CHAIN MARKETING MERCHANDISE

Real Estate Repositioning Actively repositioning portfolio to focus on improved co-tenancy Flexible real estate portfolio 25% up for renewal in next 12 months On average, 20% a year Flexible lease terms allow for: Ability to relocate stores Ability to renegotiate rent Stores succeed in a range of sizes and layout configurations Changing retail landscape provides increased opportunities STRATEGIC INITIATIVES

- Format • Relocate 75% of fleet from C/D locations to solid B and better shopping centers with favorable co-tenancy and customer demographics Increase traffic to stores and improve overall customer experience providing significant lift to sales and enhancing brand awareness • 20 --Original New Prototype  STRATEGIC INITIATIVES

Strong Co-Tenancy Drives Favorable Customer Demographics and Traffic SUPER TARGET STRATEGIC INITIATIVES REAL ESTATE

Evolution of Store Locations % of Fleet Impacted by Real Estate Strategy Prior FY15 Through FY18                                                Long-Term Majority of Stores in -35% of Stores                                                -75% of Stores Below Avg. Centers Relocated/Refreshed' will be Relocated/Refreshed' 1Relocated/Refreshed includes stores that have been relocated, expanded, or opened under real estate strategy since FY15. STRATEGIC INITIATIVES

Real Estate Strategy: Target Relocation Economics Store Size (1) 12-14K sq/ft Year 1 Sales $1.6M - $1.8M Store Contribution Margin (2) —15% New Investment (3) “$350K Payback Period —2 years Targeted store size is 12K-14K, but actual results vary based upon real estate opportunities Calculated using the estimated store contribution before taxes and depreciation, including advertising but excluding pre-opening costs, corporate overhead, and certain supply chain expenses Includes capital spend net of tenant allowances and net working capital. Amounts are approximations based on an average store size STRATEGIC INITIATIVES

Relocation & 30 relocations 46 Relocations 52 Relocations 45 Relocations 173 Relocations Expansions 7 Expansions 7 Expansions 13 Expansions 8 Expansions 35 Expansions New Store Growth 5 16 21 15 57 Portfolio Improvement / 46 Closed 34 Closed 41 Closed 20 Closing 141 Closed Total Stores Touched 88 103 127 88 406 769 751 731 726 STRATEGIC INITIATIVES

Improving Sales Trend Across Cohorts Average Sales per Store *Includes only stores open for entire 12 month period STRATEGIC INITIATIVES

Supply Chain Transformation Prior to 2016: Operated one distribution center in Dallas, consisting of 5 non-contiguous buildings Very inefficient and expensive processing facility FY17: Began operating new 600K square foot DC in Phoenix to handle West Coast stores and support growing sales volume Hired new supply chain leadership Phoenix Distribution Center FY18 and beyond: Determine supply chain future state . Distribution Center *Pool Point * Breakbulk Point

Broadening our Reach to Attract New Customers Shared values among audiences’ Current Customer Reach 8.9M Shopping Aficionados Ages 55-69 . Target New Customer Reach 30.3M Shopping Aficionados Ages 25-69 1GfK MRI, Doublebase 2016, Women Shopping Aficionados aged 25-69 STRATEGIC INITIATIVES

Creative Marketing Updated brand creative & personality to focus on product, great deals, and telling our story • • Significant improvement in customer data collection, allowing for more efficient marketing • Improved digital marketing to cost effectively broaden our reach to pay top dollar for top quality. YOU CAN TRUST. lf}Jtkes YOU CAN'T BELIEVE. Your eyes are not deceiving you -that actually is the price you'll pay at Tuesday Morning.We offer some of the top brands in the world at prices that'll rock yours.in other words.you don't have

STRATEGIC INITIATIVES

It’s All about the Deal! Expanding assortment in foundational categories, while growing new businesses Focusing on partnerships to increase penetration of leading specialty store brands Increasing focus on closeout deals in an opportunistic environment Optimizing store-level assortment and inventory levels STRATEGIC INITIATIVES

FINANCIAL OVERVIEW

Comp Sales Trend Comp % • Two Year STACKED FY15 FY16 FY17 FY18 Annual COMP 7.2% Annual COMP 7.8% Annual COMP 2.2% Annual COMP 3.9% Two-Year STACKED 13.3% Two-Year STACKED 15.0% Two-Year STACKED 10.0% Two-Year STACKED 6.1% ‘New stores are included in the same store sales calculation starting with the sixteenth month following the date of the store opening. A store that relocates within the same geographic market or modifies its available retail space is generally considered the same store for purposes of this computation.

Balance Sheet/Cash Flow ($ Millions) FY 2016 FY 2017 FY 2018 Total Assets $ 362 $ 358 $ 376 Inventories $ 242 $ 222 $ 234 Total Debt, incl. current portion $ 31 $ 38 Total Stockholders’ Equity $ 227 $ 199 $ 180 $180M Asset-Backed Facility — 5 year facility maturing August 2020 — No financial covenants (if specified availability levels are maintained) Owned real estate provides additional flexibility — Corporate offices (105K square feet) — Dallas Distribution Center (1.2M square feet) Flexible capital investment plan — FY 2019 expected capital spend of approx. $15M to $20M Financial Overview

Path to Profitable Growth Focus on improved store sales productivity through merchandising, marketing and inventory management Drive continued margin expansion through improved product margin, markdown management and Supply Chain cost efficiencies Leverage opportunistic real estate environment through lease re-negotiations and selective portfolio repositioning Grow customer base and frequency through effective and efficient digitally driven marketing program Financial Overview

FY 2019 OUTLOOK Comp: 3% - 5% Gross Margin: 100 - 125 bps EBITDA: Significant year-over-year improvement DEBT: Approximately flat to FY18 year-end balance Tuesday Morning

Thank YOU!